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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 24, 1998
                        (Date of earliest event reported)



                            SPURLOCK INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                     000-21133                  84-1019856
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

          209 West Main Street                               23890
           Waverly, Virginia                              (Zip Code)
(Address of Principal Executive Offices)



               Registrant's telephone number, including area code:
                                 (804) 834-8980




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Item 5.      Other Events.

         The press release issued by the Registrant on June 24, 1998 and attached hereto as Exhibit 99 is incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)    Exhibits.

             99    Press release issued by the Registrant on June 24, 1998.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SPURLOCK INDUSTRIES, INC.
                                           (Registrant)



Date:  June 25, 1998                    By: /s/ Phillip S. Sumpter
                                            -------------------------------
                                            Phillip S. Sumpter
                                            Chairman and Chief Executive Officer





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                                  Exhibit Index

Number                 Document
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99           Press release issued by the Registrant on June 24, 1998.




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                                                                      Exhibit 99



                            SPURLOCK INDUSTRIES, INC.
                                   P.O. BOX 8
                             WAVERLY, VIRGINIA 23890


Wednesday, June 24, 1998                             CONTACT: Phillip S. Sumpter

FOR IMMEDIATE RELEASE                                             (804) 834-8980


                       SPURLOCK INDUSTRIES, INC. ANNOUNCES
                             ACQUISITION DISCUSSIONS

         WAVERLY, VIRGINIA - Spurlock Industries, Inc. announced today that it has received inquiries from several unaffiliated companies regarding possible acquisitions of its business operations. Accordingly, the Company is currently engaged in preliminary discussions with such parties. To assist in exploring these and other potential business opportunities, the Company engaged Davenport & Company LLC, a Richmond, Virginia based investment banking firm, as its financial advisor.

         In connection with these developments, Phillip S. Sumpter, Chief Executive Officer, stated: "Although I am optimistic about the current business prospects for the Company given favorable first quarter operating results and the long term potential of our New York facility, we are nonetheless pleased at the interest recently shown Spurlock. The Company's Board of Directors intends to carefully evaluate such strategic opportunities in order to maximize shareholder value."

         Spurlock Industries, Inc., through its wholly owned subsidiary, Spurlock Adhesives, Inc., currently develops, manufactures and markets specialty thermosetting resins and formaldehyde for the forest products, building products and furniture industries at two facilities, one in Waverly Virginia and the other in Malvern, Arkansas. A new manufacturing facility located in Moreau, New York is scheduled to enter into production in July 1998.

         The Company's common stock is traded in the over-the-counter market on the Nasdaq Bulletin Board under the symbol "SKII."

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